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As filed with the United States Securities and Exchange Commission on
December 16, 1996





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                            to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of Earliest Event Reported): November 20, 1966


                                  HIGHTEC, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

        0-27344                                             52-0894692
(Commission File Number)                               (IRS Employer ID No.)




                            99 Marinero Circle, # 201
                                Tiburon, CA 94920
                    (Address of Principal Executive Offices)

                                 (415) 435-1445
              (Registrant's Telephone Number, Including Area Code)









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     This Current Report on Form 8-K is filed by Hightec, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  (a)   CHANGE OF CONTROL OF REGISTRANT

                  On November 20, 1996 the controlling shareholders of the Company entered into an agreement for the private sale of 6,793,243 shares of common stock of Hightec, Inc., personally owned by the sellers. A promissory note for $160,000 secured by a lockup and escrow agreement for the shares being purchased was the consideration. A copy of the Stock Purchase and Escrow Agreement, Security Agreement, Promissory Note, and Stock Escrow Agreement, all dated November 20, 1996 are attached as exhibits 7.1, 7.2, 7.3, and 7.4 respectively. Mr. Stockett plans to pay for the promissory note with the proceeds of a personal loan from a private source to be secured by a portion of the shares to be released from escrow at the close of escrow.

                  Under the terms of the agreements, the Buyer, Larry A. Stockett and his designees, collectively purchased 85% of the outstanding stock of the Company from EFM Venture Group, Inc., and Complete Security Service Defined Benefits Pension Trust, the Sellers. Mr. Stockett became the beneficial owner of 60% of the outstanding shares of the Company, and designated accredited investors became the beneficial owners of the remaining 25% of the outstanding shares purchased. No additional investor owns 5% or more of the outstanding shares. All shares were acknowledged in the agreement as restricted shares. No new shares were issued by the Company. The selling shareholders also agreed to a lock up agreement for the remaining shares which they personally retained (with the certificates to be held in escrow) limiting the number of remaining shares owned by them which could be sold during any 90 day period following the payment of the promissory note and close of escrow. On December 16, 1996 Mr. Stockett permitted the release of 112,000 shares from the escrow because of the limited float available in the market. A copy of the escrow instructions is attached as
Exhibit 7.12.

                  Mr. Stockett's personal background, business and regulatory matters are described in Attachment 7.5.

         b. RESIGNATIONS OF FORMER OFFICERS AND DIRECTORS AND APPOINTMENT OF NEW OFFICERS & DIRECTORS

                  Concurrent with the execution of the agreement, the Board accepted the resignations of Barry D. Russell and Arlen O. Barksdale, and the Sole Director, Malcolm D. Campbell appointed the following persons to fill the vacancies on the Board of Directors:

                                  Christophar Bonvini
                                  Larry Stockett
                                  Jeffrey Petty

                  Upon acceptance by the new members Mr. Campbell resigned as a Director, President and Chief Financial Officer.

                  On November 21, 1996, the Board of Directors of the Company met by telephone and approved a resolution to appoint Larry Stockett as President and Chief Financial Officer, and Jeffrey Petty as Secretary. The Board also approved the change of address of the primary executive offices of the Company to 99 Marinero Circle #201, Tiburon, CA. 94920.


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ITEM 2.                    ACQUISITION OR DISPOSITION OF ASSETS

                  (a) OPTION TO PURCHASE COMPANY SUBSIDIARY GRANTED TO SELLERS OF HIGHTEC, INC.

         An option was granted to the sellers of the Company, referenced in paragraph 2.11 of the Stock Purchase and Escrow Agreement, Exhibit 7.1, to purchase all of the issued and outstanding shares of the Company Subsidiary, Navmatic Corporation, for $10,000 cash. Exercise of the option would represent a disposal of virtually all of the Company's former assets (and liabilities).

         (b) OPTION TO ACQUIRE 100% OF THE STOCK OF IPO NETWORK, INC.

         On December 6, 1996 an option to acquire 100% of the issued and outstanding stock of the IPO Network, Inc. was granted to the Company by Larry Stockett, President, sole Director, and controlling shareholder of OTC Emerging Fund, Inc., owner of 80% of IPO Network, Inc. shares, and by Larry Stockett, personally, and ten other accredited investors who collectively own 20% of the shares of IPO Network, Inc., collectively referred to as the IPO Network Sellers. Other than Mr. Stockett who is the beneficial owner of approximately 67% of OTC Emerging Growth Fund, and 5% of IPO Network personally, none of the other 9 accredited investors owns more than 5% of IPO Network, Inc. Under the terms of the option, the OTC Emerging Growth Fund would receive 1,600,000 million shares and the 10 accredited investors would receive a total of 400,000 shares collectively. IPO Network Sellers would receive 2 million new shares to be issued by Hightec, Inc., and the IPO Network would become a wholly owned subsidiary of Hightec, Inc. in a stock-for-stock exchange. The primary assets owned by IPO Network to be acquired upon exercise of the stock options are itemized below and described in detail in Exhibit 7.6

         a.       IPO television show, all rights.

         b.       S.M.A.R.T. Money Workshops Television Infomercial, all rights

         c.       S.M.A.R.T. Money Workshop training curricula

         d. IPO Network hard copy library and data base of IPOs from 1973 to present

         e.       IPO Network Internet World Wide Web Site (on line service)

         f. IPO Network and S.M.A.R.T. Money Workshop trade marks, trade names,, logos, and intellectual property rights associated with IPO Network, and S.M.A.R.T. Money Workshops.

         Approximately $2 million in cash and $4 million in television air time were expensed over the past two years by Larry Stockett personally, the OTC Emerging Growth Fund, and the IPO Network to develop the above assets and business relationships. The assets will be written down to the par value of the Hightec, Inc. shares received by the OTC Emerging Growth Fund upon the exchange of shares with the IPO Network. The value of these assets will be carried on the books of Hightec, Inc. at $2,000 which represents the $ .001 par value of the 2,000,000 shares of Hightec stock to be exchanged for 100% of the IPO Network stock upon exercise of the option.

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         (c) CAPITALIZATION PLAN TO PAY FOR ASSETS TO BE ACQUIRED UPON EXERCISE
OF OPTIONS AND ACCEPTANCE OF ACQUISITION PROPOSAL.

         The Company plans to undertake one or more private placements by offering to sell up to five (5) million shares of its stock for up to $5 million in aggregate from accredited investors in order to implement the proposed acquisitions of the IPO Network, Inc. Some or all of theses may be offered to foreign investors using a Regulation S offering.

        The use of proceeds would be to expand the marketing, distribution, and licensing of the IPO Network products and services upon completion of the acquisition.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        No Change

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        No Change

ITEM 5. OTHER EVENTS


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        On December 6, 1996 the Company issued a press release announcing that it had distributed the first edition of Winners magazine to 8,000 members of WIN. A copy of the press release is attached as Exhibit 7.7.

        On December 16, 1996 Mr. Stockett permitted the release of 112,000 shares from the escrow because of the limited float available in the market. A copy of the escrow instructions is attached as Exhibit 7.8.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        (a) The resignation of former officers and directors and appointment of new officers and directors is reported in Item 1(b) above.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        7.1 Stock Purchase and Escrow Agreement, November 20, 1996 between EFM Venture Group, Inc., Complete Security Service Defined Benefits Pension Trust, collectively referred to as "Sellers", and Larry A. Stockett and his designees collectively referred to as Buyers, and Hightec, Inc.

        7.2     Security Agreement, Promissory Note, November 20, 1996

        7.3     Stock Escrow Agreement, November 20, 1996

        7.4     Promissory Note, November 20, 1996

        7.5     Larry A. Stockett, Background and Regulatory History

        7.6 Stock Option Agreement, IPO Network, Dec. 6, 1996 - Description of Assets

        7.7     Press Release, December 6, 1996 Winner's is a Winner

        7.8 Escrow instructions releasing a portion of sellers shares dated December 16, 1996.

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ITEM 8.   CHANGE IN FISCAL YEAR

No Change


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 1996                       Hightec, Inc.


                                               by:  /s/  Larry A. Stockett

                                                         Name: Larry A. Stockett
                                                         Title:  President



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                                  Exhibit Index



EXHIBIT                  DESCRIPTION                                PAGE NUMBER

  7.1                    Stock Purchase and Escrow                       8
                         Agreement, November 20, 1996

  7.2                    Security Agreement, Promissory                  19
                         Note, November 20, 1996

  7.3                    Stock Escrow Agreement, November                23
                         20, 1996

  7.4                    Promissory Note, November 20,                   29
                         1996

  7.5                    Larry A. Stockett, Background                   31
                         and Regulatory History - Track
                         record of accomplishments

  7.6                    Stock Option Agreement, IPO                     34
                         Network, Dec. 6, 1996 -
                         Description of Assets

  7.7                    Press Release, December 6, 1996                 38
                         Winner's is a Winner

  7.8                    Escrow Instructions Releasing a                 39
                         Portion of Sellers Shares,
                         effective December 16, 1996


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